EXHIBIT 32.2

P&F INDUSTRIES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of P&F Industries, Inc. (the “Company”) for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Joseph A. Molino, Jr., Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOSEPH A. MOLINO, JR.
Joseph A. Molino, Jr.
Date: March 30, 2022	Principal Financial Officer